UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431
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Waddell & Reed InvestEd Portfolios, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000
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Date of fiscal year end: December 31
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Date of reporting period: December 31, 2007
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ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2007

Waddell & Reed InvestEd Growth Portfolio
Waddell & Reed InvestEd Balanced Portfolio
Waddell & Reed InvestEd Conservative Portfolio

3	President's Letter
5	Managers' Discussion
12	Illustration of Portfolio Expenses
14	Waddell & Reed InvestEd Growth Portfolio
21	Waddell & Reed InvestEd Balanced Portfolio
27	Waddell & Reed InvestEd Conservative Portfolio
33	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Directors and Officers
52	Renewal of Investment Management Agreement
61	Annual Privacy Notice
63	Proxy Voting Information
64	Quarterly Portfolio Schedule Information
65	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed InvestEd Portfolios, Inc. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current Waddell & Reed InvestEd Portfolios, Inc. prospectus, along with the InvestEd Program Overview and InvestEd Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the InvestEd Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

President's Letter
      December 31, 2007

Dear Shareholder:

It's been a volatile year for investors, with both good and bad news hitting close to home. The negatives can be found in daily headlines: a level of weakness in the U.S. housing market not seen since 1990-1991, a credit crunch driven by an implosion of the subprime mortgage market, record high energy and commodity prices, softness in corporate earnings and the increased possibility of a recession in the year ahead.

The positives are more subtle: exports are booming, the job market in the U.S. is healthy, farmers are enjoying great prices for corn, wheat and soybeans, alternative energy and related technologies are booming and tourists are flocking to our shores to take advantage of our cheap currency to shop. Corporate merger activity has also been fairly brisk.

Enclosed is our report on your InvestEd Portfolio's operations for the 12 months ended December 31, 2007. This past calendar year the S&P 500 Index advanced 5.49 percent, led by a rise in energy stocks. Meanwhile, many financial stocks were down more than 20 percent, stung by commitments to subprime mortgages and other poorly performing investments. In some cases, infusions of foreign capital have been needed to resolve problems.

As shown in the Economic Snapshot table below, overall consumer prices rose 4.10 percent for the period. Among the indicators shown, oil prices have had the most significant upward change. Unemployment also rose. Despite these shocks, the U.S. economy was still growing at the end of 2007.

Economic Snapshot
	12-31-2007	12-31-2006

U.S. unemployment rate	5.00%	4.40%
Inflation (U.S. Consumer Price Index)	4.10%	2.50%
U.S. GDP	0.60%	3.50%
30-year fixed mortgage rate	5.96%	6.16%
Oil price per barrel	$96.00	$61.05

All government statistics shown are subject to periodic revision.

Sources: U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

I'm pleased to report that the overall financial health of the Waddell & Reed organization is strong. In our 70th year we achieved an exceptional level of internal growth. We also welcomed many former SM&R plan participants into the InvestEd Plan.

Six years of InvestEd

This past year marked the 6th anniversary of the InvestEd Portfolios. We are pleased to have a strong partnership with the State of Arizona providing education funding choices to residents in Arizona and nationwide.

As we look forward, while past performance is no guarantee of future results, presidential election years historically have been positive for investors. However, we recommend a strong level of caution in 2008, as we believe that the range of financial outcomes for investors is wide. Whoever holds the reins of power in Congress and the White House will have many educational, social and structural issues to manage here and abroad. All are likely to have substantial economic implications.

We remain focused on helping you work toward your long-term educational financing goals. As investment managers, our philosophy emphasizes participation in positive markets and a consistent effort to manage risk. In our effort to accomplish this, we strive for a research culture focused on fundamental excellence.

Thank you for your continued confidence in us as long-term stewards of your resources for your loved ones' educational future.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed InvestEd Portfolios, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Managers' Discussion of Waddell & Reed
InvestEd Portfolios, Inc.
      December 31, 2007

On the pages that follow, Michael L. Avery, Daniel J. Vrabac and Ryan F. Caldwell, portfolio managers of the Waddell & Reed InvestEd Portfolios, Inc., discuss positioning, performance and results for the fiscal year ended Dec. 31, 2007. Mr. Avery and Mr. Vrabac each have 29 years of industry experience and have managed the Portfolios since inception. Mr. Caldwell joined the team in January 2007 and our investment management organization in 2000. He has 10 years of industry experience.

Because each Portfolio invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio's results to three benchmark indexes, as shown below. The S&P 500 Index represents large and medium size U.S. stocks. The Citigroup Broad Investment Grade Index represents bonds with ratings of BBB or higher. The Citigroup Short-Term Index for One-month Certificates of Deposit represents cash.

Portfolio Modifications

During the past year, modifications to all three InvestEd portfolios were minor. One change was that we eliminated all positions in Waddell & Reed Advisors Limited-Term Bond Fund. A portion of these assets was reinvested into Waddell & Reed Advisors Bond Fund during the fiscal year. This modestly augmented our fixed-income returns given that the longer-term, higher quality U.S. bond market enjoyed relatively strong returns over the fiscal year. Also, compared to a year earlier, cash levels of each Portfolio were also higher at Dec. 31, 2007. This in part reflects our concern with the potential for an increased level of equity and bond market volatility in the months ahead.

Performance Summary as of Dec. 31, 2007
One Year Total Returns

W&R InvestEd Growth Portfolio Including Sales Charge	5.94%
Without Sales Charge	12.41%
W&R InvestEd Balanced Portfolio Including Sales Charge	4.47%
Without Sales Charge	10.84%
W&R InvestEd Conservative Portfolio Including Sales Charge	1.63%
Without Sales Charge	6.15%
Benchmark Performance:
S&P 500 Index	5.49%
Citigroup Broad Investment Grade Index	7.22%
Citigroup Short-Term Index For 1 Month Certificates of Deposit	5.40%

Past performance is not necessarily indicative of future performance. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Return information for each Portfolio found on pages 9 through 11 of this report.

Investment Styles of Underlying Funds
Fixed-Income Funds	Equity Funds

[1] WRA Bond Fund	[1] WRA Core Investment Fund
[2] WRA Cash Management	[2] WRA Dividend Income Fund
[3] WRA Global Bond Fund	[3] WRA International Growth Fund
[4] WRA Government Securities Fund	[4] WRA New Concepts Fund
[5] WRA High Income Fund	[5] WRA Small Cap Fund
[6] WRA Value Fund
[7] WRA Vanguard Fund

MATURITY
SHORT	INTERMEDIATE	LONG
[2]	[1] [4]		HIGH	CREDIT QUALITY
[3]			MEDIUM
	[5]		LOW

This diagram shows the fixed-income investment style of each of the underlying fixed-income funds that comprise the InvestEd Portfolios by displaying the average credit quality of the bonds owned in each underlying Fund as well as each underlying Fund's interest rate sensitivity, as measured by average maturity. The diagram reflects the past three years of quarterly data. Source: Morningstar

INVESTMENT STYLE
VALUE	BLEND	GROWTH
[6]	[2]	[1] [3] [7]	LARGE	MARKET CAP
		[4]	MEDIUM
		[5]	SMALL

This diagram shows the equity investment style and the size of companies, as measured by market capitalization, within each of the underlying equity funds that comprise the InvestEd Portfolios. The diagram reflects quarterly data for the past three years. Source: Morningstar

Bonds outpaced domestic stocks in 2007

The Federal Reserve Board relaxed monetary policy beginning this past summer amid a meltdown of the U.S. subprime mortgage sector. This, as well as increased global stock market volatility, helped catalyze a huge U.S. government bond market rally, driving up high quality bond prices and driving down yields. In fact, our investment grade fixed-income benchmark's 7.22 percent total return was its best calendar year performance since 2002. Higher quality bonds also outpaced domestic stocks in fiscal year 2007, as measured by the S&P 500 Index (shown in the above chart). Not all sectors of the bond market enjoyed the rally, however. Credit spreads (the extra yield an investor gets for taking on more risk) widened sharply for lower quality mortgage securities as the U.S. housing market deteriorated substantially and home foreclosures mounted.

Meanwhile, yields on certificates of deposit of up to a year peaked at just above 5 percent in mid-summer, and then fell sharply to about 4 percent by the end of the year. This was in line with the Fed's decision to sharply cut short-term interest rates 100 basis points (1 percent) from 5.25 percent to 4.25 percent between September and December.

To us, positive fixed-income results and the Fed's aggressive rate-cutting were somewhat surprising given what we saw as the potential for higher U.S. inflation throughout the year, given volatile and high energy prices and near record-high commodity prices in areas such as grains and metals. Also, as the Fed eased monetary policy we saw more overall weakness of the U.S. dollar's purchasing power relative to major foreign currencies such as the euro.

International stocks outpaced
domestic stocks

International stocks, as measured by the MSCI EAFE Index, generally outpaced U.S. stocks in 2007. (This index, not a portfolio benchmark or available for direct investment, rose 11.17 percent for the fiscal year.) During 2007, emerging markets such as China and India boomed and several sovereign wealth funds in oil-exporting Middle Eastern countries grew as crude prices surged to nearly $100 a barrel. In fact, some of these same government investment funds helped bail out (with infusions of capital) several leading U.S. banks which were faced with massive balance sheet write-offs. Within the domestic equity market, we saw a wide divergence of returns among sectors. Energy stocks rose more than 20 percent for the period while many financial stocks were down more than 20 percent, stung by commitments to subprime mortgages.

Our outlook

For the past several years we have been a big believer in global rebalancing as our primary investment theme. To review, we define global rebalancing as a shift away from growth dominated by the U.S. and towards a path where more countries contribute - especially emerging and developing countries. We believe that this theme has several years to run. We feel that it will proceed at a different pace in each country, and will have a variety of forms. As such, we believe it should be recognized as an evolution rather than a revolution.

We feel some of the best investment opportunities going forward will be in developing countries with the strongest growth, and our overall positioning among funds within each InvestEd Portfolio reflects this. One side of the global rebalancing coin is that the U.S. will begin repaying the tremendous debts it has built up over the past several years - and a lot of that debt is owed to foreigners. We are already seeing initial evidence of this in terms of the merchandise trade and current account deficits. Although still too high, the pace of deterioration in this data has slowed. While some see this trend as a positive - which it will be once it runs its course - in the near-term it will likely mean some economic pain in the U.S. as growth slows due to reduced consumption and increased savings. The flip side of the rebalancing coin is that less foreign capital will be invested in low-return U.S. Treasuries and other high-grade bonds. Instead, that capital will be used to develop local economies and markets.

For the Growth and Balanced InvestEd Portfolios, we feel the message is clear - in order to build purchasing power necessary to fund educational expenses - expenses that are rising well above the rate of overall inflation - U.S. investors will need significant exposure outside the U.S. This can be achieved in the Growth and Balanced Portfolios through investments in global and international stock and bond funds. We believe this can also be achieved within the Conservative Portfolio through exposure to U.S. stock funds whose underlying holdings have significant overseas operations.

Overall, we believe growth outside the U.S. will more and more be the driver of the global economy's direction, and impact future educational costs within the U.S. Consider for a moment how increased global demand for resources of all sorts can potentially affect the expense of a college education:

  Fuel to heat dorm rooms and classrooms, and travel costs for students
  Maintenance, repair and construction costs for college campuses
  Food and meal plans in college cafeterias and off-campus restaurants
  Salaries to keep talented professors in globally competitive areas such as engineering and technology

Each InvestEd Portfolio is designed to perform according to a principal investment strategy: Growth for long-term goals (typically at least nine years); Balanced for intermediate time frames and Conservative for someone who is reaching college age or otherwise preparing to tap assets for educational use. Within this context, in the months ahead, we expect to continue to make tactical asset allocation decisions designed to reflect our view of a dynamic global investing environment.

As with any mutual fund, the value of each Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios' prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed InvestEd Growth Portfolio (1)	$16,340
S&P 500 Index	$15,772
Citigroup Broad Investment Grade Index	$13,754
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$12,033

		W&R INVESTED GROWTH PORTFOLIO CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

Inception 10/01/01		9,425	10,000	10,000	10,000
DEC	2001	10,238	11,068	10,002	10,058
DEC	2002	8,812	8,622	11,011	10,238
DEC	2003	10,796	11,098	11,474	10,361
DEC	2004	11,874	12,306	11,987	10,508
DEC	2005	12,941	12,911	12,295	10,857
DEC	2006	14,536	14,951	12,828	11,416
DEC	2007	16,340	15,772	13,754	12,033

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	12.41%
5-year period ended 12-31-07	13.15%
10-year period ended 12-31-07	––
Since inception(3) through 12-31-07	9.20%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Shares carry a maximum front-end sales load of 5.75%.

(3)10-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed InvestEd Balanced Portfolio(1)	$15,020
S&P 500 Index	$15,772
Citigroup Broad Investment Grade Index	$13,754
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$12,033

		W&R INVESTED BALANCED PORTFOLIO CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

Inception 10/01/01		9,425	10,000	10,000	10,000
DEC	2001	9,991	11,068	10,002	10,058
DEC	2002	9,147	8,622	11,011	10,238
DEC	2003	10,601	11,098	11,474	10,361
DEC	2004	11,401	12,306	11,987	10,508
DEC	2005	12,200	12,911	12,295	10,857
DEC	2006	13,551	14,951	12,828	11,416
DEC	2007	15,020	15,772	13,754	12,033

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	10.84%
5-year period ended 12-31-07	10.43%
10-year period ended 12-31-07	––
Since inception(3) through 12-31-07	7.74%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Shares carry a maximum front-end sales load of 5.75%.

(3)10-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed InvestEd Conservative Portfolio (1)	$11,964
S&P 500 Index	$15,772
Citigroup Broad Investment Grade Index	$13,754
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$12,033

		W&R INVESTED CONSERVATIVE PORTFOLIO CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT

Inception 10/01/01		9,425	10,000	10,000	10,000
DEC	2001	9,640	11,068	10,002	10,058
DEC	2002	9,673	8,622	11,011	10,238
DEC	2003	10,067	11,098	11,474	10,361
DEC	2004	10,360	12,306	11,987	10,508
DEC	2005	10,621	12,911	12,295	10,857
DEC	2006	11,271	14,951	12,828	11,416
DEC	2007	11,964	15,772	13,754	12,033

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	6.15%
5-year period ended 12-31-07	4.34%
10-year period ended 12-31-07	––
Since inception(3) through 12-31-07	3.89%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Shares carry a maximum front-end sales load of 4.25%.

(3)10-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

 Illustration of Portfolio Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Waddell & Reed Advisors Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio's annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. As of the close of the six months covered by the tables, a customer is charged an initial fee of $10 for each new account. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Account Value 6-30-07	Ending Account Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,041.70	0.25%	$1.33
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

Balanced Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Account Value 6-30-07	Ending Account Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,042.00	0.25%	$1.33
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

Conservative Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Account Value 6-30-07	Ending Account Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,030.50	0.25%	$1.32
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

*Portfolio expenses are equal to the Portfolio's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2007, and divided by 365.

(1)This section uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Account Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical 5% annual return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF GROWTH PORTFOLIO

Portfolio Highlights

As a shareholder of Growth Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Waddell & Reed Advisors Core Investment Fund, Class Y	$15.08
Waddell & Reed Advisors Cash Management, Inc., Class A	$14.44
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	$13.76
Waddell & Reed Advisors Value Fund, Class Y	$12.02
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	$10.02
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	$8.70
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	$7.86
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y	$7.56
Waddell & Reed Advisors Dividend Income Fund, Class Y	$5.04
Waddell & Reed Advisors Bond Fund, Class Y	$4.90
Cash and Cash Equivalents	$0.62

The Investments of Growth Portfolio
December 31, 2007
AFFILIATED MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Bond Fund, Class Y	1,154,841	$7,125,371
Waddell & Reed Advisors Cash Management, Inc., Class A	21,008,866	21,008,866
Waddell & Reed Advisors Core Investment Fund, Class Y	3,510,775	21,942,345
Waddell & Reed Advisors Dividend Income Fund, Class Y	418,542	7,341,216
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	3,759,428	14,586,581
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	1,756,175	20,020,396
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y*	935,796	11,444,789
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y*	822,489	11,004,896
Waddell & Reed Advisors Value Fund, Class Y	1,387,256	17,493,296
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y*	1,188,333	12,655,740

TOTAL AFFILIATED MUTUAL FUNDS – 99.38%		$144,623,496

(Cost: $126,832,223)

SHORT–TERM SECURITIES – 0.56%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities, Inc., 1.0% Repurchase Agreement dated 12–31–07 to be repurchased at $807,045 on 1–2–08 (A)	$807	$807,000
(Cost: $807,000)

TOTAL INVESTMENT SECURITIES – 99.94%		$145,430,496

(Cost: $127,639,223)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.06%		93,430

NET ASSETS – 100.00%		$145,523,926

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Collateralized by $651,000 United States Treasury Bond, 6.375% due 8–15–27; market value and accrued interest aggregate $835,077.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GROWTH PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Investments in affiliated mutual funds (cost - $126,832)	$144,623
Repurchase Agreement (cost - $807)	807

145,430
Cash	12
Receivables:
Portfolio shares sold	464
Dividends and interest	84

Total assets	145,990

LIABILITIES
Payable to Portfolio shareholders	377
Payable for investment securities purchased	84
Accrued service fee (Note 2)	1
Other	4

Total liabilities	466

Total net assets	$145,524

NET ASSETS
$0.001 par value capital stock:
Capital stock	$11
Additional paid-in capital	120,928
Accumulated undistributed income:
Accumulated undistributed net investment income	99
Accumulated undistributed net realized gain on investment transactions	6,695
Net unrealized appreciation in value of investments	17,791

Net assets applicable to outstanding units of capital	$145,524

Net asset value per share (net assets divided by shares outstanding)	$13.63

Capital shares outstanding	10,674
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations
      GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Notes 1B and 6):
Dividends from affiliated mutual funds	$2,219
Interest and amortization	17

Total income	2,236

Expenses (Notes 2 and 7):
Service fee	351

Net investment income	1,885

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments in affiliated mutual funds	9,432
Capital gains distributions from affiliated mutual funds	7,016

Realized net gain on investments	16,448
Unrealized depreciation in value of affiliated mutual funds during the period	(2,072)

Net gain on investments	14,376

Net increase in net assets resulting from operations	$16,261

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,885	$1,514
Realized net gain on investments	16,448	8,851
Unrealized appreciation (depreciation)	(2,072)	3,266

Net increase in net assets resulting from operations	16,261	13,631

Distributions to shareholders from (Notes 1C and 5): (1)
Net investment income	(2,550)	(1,780)
Realized gains on investment transactions	(15,850)	(3,503)

	(18,400)	(5,283)

Capital share transactions (Note 5)	17,797	17,888

Total increase	15,658	26,236
NET ASSETS
Beginning of period	129,866	103,630

End of period	$145,524	$129,866

Undistributed net investment income (loss)	$99	$(263)

(1)See "Financial Highlights" on page 20.

See Notes to Financial Statements.

Financial Highlights
      GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007		2006		2005	2004	2003

Net asset value, beginning of period	$13.92		$12.92		$12.06	$11.14	$9.17

Income from investment operations:
Net investment income	0.21		0.17		0.10	0.08	0.08
Net realized and unrealized gain on investments	1.48		1.42		0.99	1.03	2.01

Total from investment operations	1.69		1.59		1.09	1.11	2.09

Less distributions from:
Net investment income	(0.27)		(0.20)		(0.10)	(0.08)	(0.08)
Capital gains	(1.71)		(0.39)		(0.13)	(0.11)	(0.04)

Total distributions	(1.98)		(0.59)		(0.23)	(0.19)	(0.12)

Net asset value, end of period	$13.63		$13.92		$12.92	$12.06	$11.14

Total return (1)	12.41%		12.33%		8.99%	9.99%	22.53%
Net assets, end of period (in millions)	$146		$130		$86	$69	$50
Ratio of expenses to average net assets including expense waiver	0.25%		0.25%		0.74%	0.82%	1.19%
Ratio of net investment income to average net assets including expense waiver	1.34%		1.30%		0.81%	0.77%	0.90%
Ratio of expenses to average net assets excluding expense waiver	0.25	%(2)	0.25	%(2)	1.00%	1.03%	1.19	%(2)
Ratio of net investment income to average net assets excluding expense waiver	1.34	%(2)	1.30	%(2)	0.55%	0.56%	0.90	%(2)
Portfolio turnover rate	29%		5%		5%	11%	19%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

SHAREHOLDER SUMMARY OF BALANCED PORTFOLIO

Portfolio Highlights

As a shareholder of Balanced Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Waddell & Reed Advisors Cash Management, Inc., Class A	$24.31
Waddell & Reed Advisors Bond Fund, Class Y	$19.75
Waddell & Reed Advisors Core Investment Fund, Class Y	$12.16
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	$10.66
Waddell & Reed Advisors Value Fund, Class Y	$9.33
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y	$6.94
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y	$6.57
Waddell & Reed Advisors Dividend Income Fund, Class Y	$5.08
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	$5.05
Cash and Cash Equivalents	$0.15

The Investments of Balanced Portfolio
December 31, 2007
AFFILIATED MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Bond Fund, Class Y	3,092,833	$19,082,778
Waddell & Reed Advisors Cash Management, Inc., Class A	23,491,435	23,491,435
Waddell & Reed Advisors Core Investment Fund, Class Y	1,879,945	11,749,658
Waddell & Reed Advisors Dividend Income Fund, Class Y	280,144	4,913,726
Waddell & Reed Advisors Global Bond Fund, Inc., Class Y	1,258,303	4,882,216
Waddell & Reed Advisors International Growth Fund, Inc., Class Y	904,010	10,305,720
Waddell & Reed Advisors New Concepts Fund, Inc., Class Y*	548,176	6,704,191
Waddell & Reed Advisors Value Fund, Class Y	714,639	9,011,604
Waddell & Reed Advisors Vanguard Fund, Inc., Class Y*	596,226	6,349,805

TOTAL AFFILIATED MUTUAL FUNDS – 99.85%		$96,491,133

(Cost: $86,254,641)

SHORT–TERM SECURITIES – 0.32%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities, Inc.,1.0% Repurchase Agreement dated 12–31–07 to be repurchased at $311,017 on 1–2–08 (A)	$311	$311,000
(Cost: $311,000)

TOTAL INVESTMENT SECURITIES – 100.17%		$96,802,133

(Cost: $86,565,641)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.17%)		(163,637)

NET ASSETS – 100.00%		$96,638,496

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Collateralized by $251,000 United States Treasury Bond, 6.375% due 8–15–27; market value and accrued interest aggregate $321,973.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BALANCED PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Investments in affiliated mutual funds (cost - $86,255)	$96,491
Repurchase Agreement (cost - $311)	311

96,802
Cash	9
Receivables:
Portfolio shares sold	124
Dividends and interest	94

Total assets	97,029

LIABILITIES
Payable to Portfolio shareholders	292
Payable for investment securities purchased	94
Accrued service fee (Note 2)	1
Other	4

Total liabilities	391

Total net assets	$96,638

NET ASSETS
$0.001 par value capital stock:
Capital stock	$8
Additional paid-in capital	83,538
Accumulated undistributed income :
Accumulated undistributed net investment income	67
Accumulated undistributed net realized gain on investment transactions	2,789
Net unrealized appreciation in value of investments	10,236

Net assets applicable to outstanding units of capital	$96,638

Net asset value per share (net assets divided by shares outstanding)	$12.49

Capital shares outstanding	7,736
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
      BALANCED PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Notes 1B and 6):
Dividends from affiliated mutual funds	$2,123
Interest and amortization	16

Total income	2,139

Expenses (Notes 2 and 7):
Service fee	232

Net investment income	1,907

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments in affiliated mutual funds	5,742
Capital gains distributions from affiliated mutual funds	2,970

Realized net gain on investments	8,712
Unrealized depreciation in value of affiliated mutual funds during the period	(1,087)

Net gain on investments	7,625

Net increase in net assets resulting from operations	$9,532

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BALANCED PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,907	$1,585
Realized net gain on investments	8,712	4,199
Unrealized appreciation (depreciation)	(1,087)	2,619

Net increase in net assets resulting from operations	9,532	8,403

Distributions to shareholders from (Note 1C and 5): (1)
Net investment income	(2,194)	(1,644)
Realized gains on investment transactions	(8,629)	(2,024)

	(10,823)	(3,668)

Capital share transactions (Note 5)	11,344	7,889

Total increase	10,053	12,624
NET ASSETS
Beginning of period	86,585	73,961

End of period	$96,638	$86,585

Undistributed net investment income (loss)	$67	$(54)

(1)See "Financial Highlights" on page 26.

See Notes to Financial Statements.

Financial Highlights
      BALANCED PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007		2006		2005	2004	2003

Net asset value, beginning of period	$12.71		$11.95		$11.42	$10.85	$9.47

Income from investment operations:
Net investment income	0.28		0.24		0.15	0.12	0.12
Net realized and unrealized gain on investments	1.08		1.08		0.65	0.70	1.41

Total from investment operations	1.36		1.32		0.80	0.82	1.53

Less distributions from:
Net investment income	(0.32)		(0.25)		(0.15)	(0.12)	(0.12)
Capital gains	(1.26)		(0.31)		(0.12)	(0.13)	(0.03)

Total distributions	(1.58)		(0.56)		(0.27)	(0.25)	(0.15)

Net asset value, end of period	$12.49		$12.71		$11.95	$11.42	$10.85

Total return (1)	10.84%		11.08%		7.00%	7.55%	15.90%
Net assets, end of period (in millions)	$97		$87		$58	$49	$38
Ratio of expenses to average net assets including expense waiver	0.25%		0.25%		0.71%	0.78%	1.09%
Ratio of net investment income to average net assets including expense waiver	2.06%		1.99%		1.32%	1.13%	1.32%
Ratio of expenses to average net assets excluding expense waiver	0.25	%(2)	0.25	%(2)	0.98%	0.99%	1.09	%(2)
Ratio of net investment income to average net assets excluding expense waiver	2.06	%(2)	1.99	%(2)	1.05%	0.92%	1.32	%(2)
Portfolio turnover rate	17%		11%		5%	12%	18%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

SHAREHOLDER SUMMARY OF CONSERVATIVE PORTFOLIO

Portfolio Highlights

As a shareholder of Conservative Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Waddell & Reed Advisors Cash Management, Inc., Class A	$59.26
Waddell & Reed Advisors Government Securities Fund, Class Y	$30.31
Waddell & Reed Advisors Core Investment Fund, Class Y	$5.13
Waddell & Reed Advisors Dividend Income Fund, Class Y	$3.09
Waddell & Reed Advisors Value Fund, Class Y	$1.89
Cash and Cash Equivalents	$0.32

The Investments of Conservative Portfolio
December 31, 2007
AFFILIATED MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Cash Management, Inc., Class A	24,389,462	$24,389,462
Waddell & Reed Advisors Core Investment Fund, Class Y	337,688	2,110,550
Waddell & Reed Advisors Dividend Income Fund, Class Y	72,466	1,271,047
Waddell & Reed Advisors Government Securities Fund, Class Y	2,263,783	12,473,446
Waddell & Reed Advisors Value Fund, Class Y	61,829	779,666

TOTAL AFFILIATED MUTUAL FUNDS – 99.68%		$41,024,171

(Cost: $40,964,477)

SHORT–TERM SECURITIES – 1.15%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities, Inc., 1.0% Repurchase Agreement dated 12–31–07 to be repurchased at $471,026 on 1–2–08 (A)	$471	$471,000
(Cost: $471,000)

TOTAL INVESTMENT SECURITIES – 100.83%		$41,495,171

(Cost: $41,435,477)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.83%)		(340,175)

NET ASSETS – 100.00%		$41,154,996

Notes to Schedule of Investments
(A)Collateralized by $380,000 United States Treasury Bond, 6.375% due 8–15–27; market value and accrued interest aggregate $487,449.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CONSERVATIVE PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Investments in affiliated mutual funds (cost - $40,964)	$41,024
Repurchase Agreement (cost - $471)	471

	41,495
Cash	5
Receivables:
Dividends and interest	148
Portfolio shares sold	37

Total assets	41,685

LIABILITIES
Payable to Portfolio shareholders	381
Payable for investment securities purchased	148
Accrued service fee (Note 2)	––	*
Other	1

Total liabilities	530

Total net assets	$41,155

NET ASSETS
$0.001 par value capital stock:
Capital stock	$4
Additional paid-in capital	40,799
Accumulated undistributed income:
Accumulated undistributed net investment income	15
Accumulated undistributed net realized gain on investment transactions	277
Net unrealized appreciation in value of investments	60

Net assets applicable to outstanding units of capital	$41,155

Net asset value per share (net assets divided by shares outstanding)	$10.52

Capital shares outstanding	3,911
Capital shares authorized	200,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      CONSERVATIVE PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Notes 1B and 6):
Dividends from affiliated mutual funds	$1,404
Interest and amortization	16

Total income	1,420

Expenses (Notes 2 and 7):
Service fee	91

Net investment income	1,329

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments in affiliated mutual funds	918
Capital gains distributions from affiliated mutual funds	301

Realized net gain on investments	1,219
Unrealized depreciation in value of affiliated mutual funds during the period	(383)

Net gain on investments	836

Net increase in net assets resulting from operations	$2,165

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CONSERVATIVE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,329	$905
Realized net gain on investments	1,219	842
Unrealized depreciation	(383)	(37)

Net increase in net assets resulting from operations	2,165	1,710

Distributions to shareholders from (Note 1C and 5): (1)
Net investment income	(1,361)	(950)
Realized gains on investment transactions	(1,540)	(247)

	(2,901)	(1,197)

Capital share transactions (Note 5)	10,571	5,388

Total increase	9,835	5,901
NET ASSETS
Beginning of period	31,320	25,419

End of period	$41,155	$31,320

Undistributed net investment income (loss)	$15	$(39)

(1)See "Financial Highlights" on page 32.

See Notes to Financial Statements.

Financial Highlights
      CONSERVATIVE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007		2006		2005	2004	2003

Net asset value, beginning of period	$10.66		$10.44		$10.43	$10.35	$10.06

Income from investment operations:
Net investment income	0.36		0.32		0.17	0.12	0.08
Net realized andunrealized gain on investments	0.29		0.32		0.09	0.18	0.34

Total from investment operations	0.65		0.64		0.26	0.30	0.42

Less distributions from:
Net investment income	(0.37)		(0.33)		(0.17)	(0.13)	(0.08)
Capital gains	(0.42)		(0.09)		(0.08)	(0.09)	(0.05)

Total distributions	(0.79)		(0.42)		(0.25)	(0.22)	(0.13)

Net asset value, end of period	$10.52		$10.66		$10.44	$10.43	$10.35

Total return (1)	6.15%		6.12%		2.53%	2.91%	4.07%
Net assets, end of period (in millions)	$41		$31		$18	$14	$12
Ratio of expenses to average net assets including expense waiver	0.25%		0.25%		0.85%	0.85%	1.13%
Ratio of net investment income to average net assets including expense waiver	3.65%		3.21%		1.83%	1.27%	0.90%
Ratio of expenses to average net assets excluding expense waiver	0.25	%(2)	0.25	%(2)	1.12%	1.07%	1.18%
Ratio of net investment income to average net assets excluding expense waiver	3.65	%(2)	3.21	%(2)	1.56%	1.05%	0.85%
Portfolio turnover rate	30%		56%		22%	19%	14%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      December 31, 2007

NOTE 1 - Significant Accounting Policies

The Waddell & Reed InvestEd Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). Waddell & Reed InvestEd Portfolios, Inc. (InvestEd Portfolios) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (the Trust). An investment in the Program constitutes a purchase of an interest in the Trust, a municipal fund security. The Trust invests in the InvestEd Portfolios and other underlying investment options. InvestEd Portfolios issues three series of capital shares; each series represents ownership of a separate mutual fund (a Portfolio). The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, Family College Savings Program Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (W&R), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

The following is a summary of significant accounting policies consistently followed by InvestEd Portfolios in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Investments in funds within the Waddell & Reed Advisors Funds family are valued at their net asset value as reported by the underlying funds. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. All distributions are automatically paid in additional shares of the distributing Portfolio. At December 31, 2007, the following accounts were reclassified:

	Accumulated undistributed net realized gain on investment transactions	Accumulated undistributed net investment income

Growth Portfolio	(1,026,544)	1,026,544
Balanced Portfolio	(407,956)	407,956
Conservative Portfolio	(85,823)	85,823

Net investment income, additional paid-in capital and net assets were not affected by this change.

D. New Accounting Pronouncements - During the year ending December 31, 2007, InvestEd Portfolios adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48) with the impact of such adoption being recognized on June 29, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Portfolios as there was no liability required for the recognition of unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Portfolios. The InvestEd Portfolios are subject to examination by U.S. federal, state and foreign tax authorities for returns filed for years after 2003.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. InvestEd Portfolios will adopt SFAS No. 157 during 2008 and its potential impact, if any, on each Portfolio's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts. Effective January 1, 2006, all fees which would have been paid by each Portfolio have been eliminated, with the exception of the distribution and service fee.

Under a Distribution and Service Plan for each Portfolio's shares adopted by the InvestEd Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts.

Under its Management Agreement, for Waddell & Reed Investment Management Company's (WRIMCO) management services, until May 1, 2004, the management fee for each of the Portfolios was payable at the annual rate of 0.05% of the net assets of each Portfolio. Pursuant to a letter agreement dated April 29, 2004, WRIMCO contractually waived the management fee for the period from May 1, 2004 through April 30, 2005. Pursuant to a new agreement between WRIMCO and the Portfolios, beginning May 1, 2005, WRIMCO contractually eliminated the management fee.

Under its Management Agreement, for WRIMCO's management services, each of the underlying funds pays WRIMCO a fee as described in that fund's prospectus. The management fee rates for each of the underlying funds are as follows:

for Waddell & Reed Advisors Bond Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2007, were 0.49%

for Waddell & Reed Advisors Cash Management, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2007, were 0.40%

for Waddell & Reed Advisors Core Investment Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2007, were 0.61%

for Waddell & Reed Advisors Dividend Income Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2007, were 0.70%

for Waddell & Reed Advisors Global Bond Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2007, were 0.59%

for Waddell & Reed Advisors Government Securities Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended September 30, 2007, were 0.46%

for Waddell & Reed Advisors High Income Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year September 30, 2007, were 0.59%

for Waddell & Reed Advisors International Growth Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2007, were 0.83%

for Waddell & Reed Advisors New Concepts Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2007, were 0.83%

for Waddell & Reed Advisors Small Cap Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2007, were 0.83%

for Waddell & Reed Advisors Value Fund, management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2007, were 0.69%

for Waddell & Reed Advisors Vanguard Fund, Inc., management fees for the fund as a percent of the fund's net assets for the fiscal year ended June 30, 2007, were 0.67%

Each underlying fund also has an Accounting Service Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the underlying funds and pricing daily the value of their respective shares. For these services, each underlying fund also pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

Plus, for each class of shares in excess of one, each underlying fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Each underlying fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

Under the Shareholder Servicing Agreement for each of the underlying funds other than Waddell & Reed Advisors Cash Management, Inc., each fund pays WRSCO a monthly fee equal to 0.15 of 1% of the average daily net assets of Class Y for the preceding month. Waddell & Reed Advisors Cash Management, Inc., one of the underlying funds, pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month.

As principal underwriter for each Portfolio's shares, W&R receives gross sales commissions (which are not an expense of the Portfolios) for each Portfolio's shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount and paid to W&R. During the fiscal year ended December 31, 2007, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC

Growth Portfolio	$926,354	$280
Balanced Portfolio	429,218	––
Conservative Portfolio	98,428	40

With respect to each Portfolio's shares, W&R pays sales commissions and all expenses in connection with the sale of the InvestEd Plan's shares, except for registration fees and related expenses. During the fiscal year ended December 31, 2007, W&R paid the following amounts: Growth Portfolio - $530,795; Balanced Portfolio - $243,691; and Conservative Portfolio - $56,228.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended December 31, 2007 are summarized as follows:

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Purchases of affiliated mutual funds	$47,650,696	$21,604,833	$20,260,790
Purchases of short-term securities	86,821,000	80,836,000	90,034,000
Proceeds from sales of affiliated mutual funds	39,976,292	16,089,130	10,978,443
Proceeds from maturities and sales of short-term securities	86,480,000	80,881,000	90,056,000

For Federal income tax purposes, cost of investments owned at December 31, 2007 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Growth Portfolio	$127,666,565	$17,807,861	$43,930	$17,763,931
Balanced Portfolio	86,598,533	10,620,259	416,659	10,203,600
Conservative Portfolio	41,435,477	229,741	170,047	59,694

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2007 and the related net capital losses and post-October activity were as follows:

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Net ordinary income	$2,625,367	$2,253,480	$1,403,268
Distributed ordinary income	2,550,012	2,194,181	1,393,603
Undistributed ordinary income	103,865	76,722	19,668

Realized long-term capital gains	15,662,148	8,363,210	1,144,846
Distributed long-term capital gains	15,850,290	8,628,621	1,507,461
Undistributed long-term capital gains	6,720,393	2,814,521	273,282

Net capital losses	––	––	––

Post-October losses deferred	––	––	––

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

NOTE 5 - Multiclass Operations

Prior to January 1, 2006, each Portfolio offered three classes of shares, Class A, Class B and Class C, each of which had equal rights as to assets and voting privileges.

Income, non-class specific expenses, and realized and unrealized gains and losses were allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Class B shares and Class C shares of each Portfolio were combined with Class A shares of the same Portfolio effective March 10, 2006.

Transactions in capital stock for the fiscal year ended December 31, 2007 are summarized below. Amounts are in thousands.

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Shares issued from sale of shares	1,766	1,709	1,516
Shares issued from reinvestment of dividend and/or capital gains distribution	1,372	877	277
Shares redeemed	(1,791)	(1,664)	(819)

Increase in outstanding capital shares	1,347	922	974

Value issued from sale of shares	$25,979	$22,880	$16,649
Value issued from reinvestment of dividend and/or capital gains distribution	18,400	10,823	2,901
Value redeemed	(26,582)	(22,359)	(8,979)

Increase in outstanding capital	$17,797	$11,344	$10,571

Transactions in capital stock for the fiscal year ended December 31, 2006 are summarized below. Amounts are in thousands.

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio

Shares issued from sale of shares:
Class A	2,089	1,648	1,148
Class B	19	8	–– *
Class C	8	13	9
Shares issued in connection with merger of Class B into Class A	1,024	675	109
Shares issued in connection with merger of Class C into Class A	404	650	516
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	379	288	112
Class B	––	––	––
Class C	––	––	––
Shares redeemed:
Class A	(1,175)	(1,307)	(728)
Class B	(9)	(6)	(3)
Class C	(8)	(20)	(36)
Shares redeemed in connection with merger of Class B into Class A	(1,024)	(675)	(109)
Shares redeemed in connection with merger of Class C into Class A	(404)	(650)	(516)

Increase in outstanding capital shares	1,303	624	502

Value issued from sale of shares:
Class A	$28,532	$20,656	$12,293
Class B	252	91	1
Class C	104	162	95
Value issued in connection with merger of Class B into Class A	10,697	6,869	1,078
Value issued in connection with merger of Class C into Class A	4,178	6,566	5,223
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	5,283	3,668	1,197
Class B	––	––	––
Class C	––	––	––
Value redeemed:
Class A	(16,055)	(16,367)	(7,791)
Class B	(120)	(74)	(28)
Class C	(108)	(247)	(379)
Value redeemed in connection with merger of Class B into Class A	(10,697)	(6,869)	(1,078)
Value redeemed in connection with merger of Class C into Class A	(4,178)	(6,566)	(5,223)

Increase in outstanding capital	$17,888	$7,889	$5,388

*Not shown due to rounding.

NOTE 6 - Affiliated Company Transactions

Investments are in funds within the Waddell & Reed Advisors Funds family, which funds may be deemed to be under common control because of the same Board of Directors. A summary of the transactions for each underlying fund during the fiscal year ended December 31, 2007 follows:

	12/31/06 Share Balance	Purchase Cost	Sales Cost	Realized Gain/ (Loss)	Distribu- tions Received(1)	12/31/07 Share Balance	12/31/07 Market Value

Growth Portfolio
Advisors Bond Fund, Class Y	––	$7,485,117	$396,531	$ 2,419	$247,510	1,154,841	$7,125,371
Advisors Cash Management, Inc., Class A	––	21,474,766	465,900	––	326,946	21,008,866	21,008,866
Advisors Core Investment Fund, Class Y	3,673,498	3,870,424	3,537,609	1,545,721	2,485,599	3,510,775	21,942,345
Advisors Dividend Income Fund, Class Y	429,995	579,285	517,433	252,794	199,989	418,542	7,341,216
Advisors Global Bond Fund, Inc., Class Y	3,438,136	2,101,092	809,872	103,028	601,927	3,759,428	14,586,581
Advisors High Income Fund, Inc., Class Y	875,913	666,737	7,047,984	(114,134)	314,910	––	––
Advisors International Growth Fund, Inc., Class Y	2,198,580	1,279,609	3,085,585	2,693,127	162,001	1,756,175	20,020,396
Advisors Limited-Term Bond Fund, Class Y	630,254	244,608	6,549,799	4,349	53,571	––	––
Advisors New Concepts Fund, Inc., Class Y(2)	1,072,838	1,945,874	1,834,407	1,899,825	738,992	935,796	11,444,789
Advisors Small Cap Fund, Inc., Class Y(2)	685,274	2,610,558	459,316	271,004	1,435,942	822,489	11,004,896
Advisors Value Fund, Class Y	1,500,462	2,661,165	2,934,035	1,487,803	1,543,557	1,387,256	17,493,296
Advisors Vanguard Fund, Inc., Class Y(2)	1,327,253	2,731,461	2,905,812	1,286,072	1,124,493	1,188,333	12,655,740
Balanced Portfolio
Advisors Bond Fund, Class Y	2,685,450	3,176,145	692,701	7,099	830,526	3,092,833	19,082,778
Advisors Cash Management, Inc., Class A	12,073,651	12,094,034	676,250	––	731,061	23,491,435	23,491,435
(1)Distributions received includes distributions from net investment income and/or capital gains from the underlying funds. (2)Non-income producing during the period.

	12/31/06 Share Balance	Purchase Cost	Sales Cost	Realized Gain/ (Loss)	Distribu- tions Received(1)	12/31/07 Share Balance	12/31/07 Market Value

Balanced Portfolio (continued)
Advisors Core Investment Fund, Class Y	2,140,088	$1,890,482	$2,565,256	$1,130,300	$1,331,447	1,879,945	$11,749,658
Advisors Dividend Income Fund, Class Y	280,776	329,169	227,176	115,843	133,083	280,144	4,913,726
Advisors Global Bond Fund, Inc., Class Y	1,106,537	742,028	154,716	20,234	194,410	1,258,303	4,882,216
Advisors International Growth Fund, Inc., Class Y	1,416,649	593,336	3,129,960	2,757,161	83,258	904,010	10,305,720
Advisors New Concepts Fund, Inc., Class Y(2)	541,692	706,676	291,766	352,134	432,157	548,176	6,704,191
Advisors Value Fund, Class Y	808,398	1,244,855	1,714,716	951,419	793,731	714,639	9,011,604
Advisors Vanguard Fund, Inc., Class Y(2)	644,728	828,108	894,810	407,589	563,329	596,226	6,349,805
Conservative Portfolio
Advisors Cash Management, Inc., Class A	15,228,957	10,899,004	1,738,501	––	872,353	24,389,462	24,389,462
Advisors Core Investment Fund, Class Y	539,731	1,125,470	2,049,712	424,142	244,368	337,688	2,110,550
Advisors Dividend Income Fund, Class Y	106,327	498,865	741,459	327,102	38,349	72,466	1,271,047
Advisors Government Securities Fund, Class Y	1,145,681	7,024,211	938,866	10,434	453,607	2,263,783	12,473,446
Advisors Limited-Term Bond Fund, Class Y	310,045	223,151	3,387,213	(59,684)	26,728	––	––
Advisors Value Fund, Class Y	127,391	490,089	1,205,336	215,362	69,503	61,829	779,666
(1)Distributions received includes distributions from net investment income and/or capital gains from the underlying funds. (2)Non-income producing during the period.

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed InvestEd Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Portfolio, Balanced Portfolio, and Conservative Portfolio (collectively the "Portfolios") comprising Waddell & Reed InvestEd Portfolios, Inc., as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios of Waddell & Reed InvestEd Portfolios, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2008

Board of Directors of Waddell & Reed InvestEd Portfolios, Inc.

Each of the individuals listed below serves as a director for the Corporation (3 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (21 portfolios), and W&R Target Funds, Inc. (20 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the Funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the Funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Corporation's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed InvestEd Portfolios, Inc. includes additional information about Corporation directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member, Kansas Board of Regents
(2007 to present)

Director of Guaranty State Bank & Trust Company (financial services); Director of Guaranty Inc. (financial services); Trustee, Kansas Public Employees Retirement System; Director, Ivy Funds, Inc.; Trustee,
Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director since 2001	Professor of Law, Washburn University School of Law (1973 to present); Formerly, Dean, Washburn University School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director since 2001	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); President, Liberty Memorial Association (community service)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 2001 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (2004 to present); Professor, University of Utah (until 2005)	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Director since 2001
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1994 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (real estate) (since 2007)

Director and Shareholder, Valliance Bank (financial services); Director, Melbourne Family Support Organization (non-profit community service); Director, Norman Economic Development Coalition (non-profit community service); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 88	Director since 2001	Shareholder, Gilliland & Hayes, P.A. (a law firm); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust (financial services); Director, Central Financial Corporation (financial services)
Albert W. Herman 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 2008	None	Business Consultant and Director, Wellness Councils of America (health care initiatives) (1996 to present); Director of Baylor Health Care System Foundation (health care) (1996 to present)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director since 2001	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman and CEO, Wellness Councils of America (health care initiatives); Member, Advisory Council of the Boy Scouts of America; Chairman, Bank Assurance Partners (marketing insurance co. products)
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 2001	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, PC (a law firm) (1980 to present)	Director, Columbian Bank & Trust (financial services); American Red Cross (social services); Director, Rockhurst University (education)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director since 2001	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 54	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO (2005 to present); Senior Vice President and Chief Investment Officer of WDR (2005 to present)	Director of IICO (financial services)
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director since 2001	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 65	Director since 2001 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex
Director of WDR, WRSCO and W&R; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005).
None
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer of each of the funds in the Fund Complex (since 2007); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (accounting services) (2001 to 2003).
None
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Vice President since 2001 Assistant Secretary since 2006 Associate General Counsel since 2001
Senior Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) of each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer of each of the funds in the Fund Complex (2000 to 2004)
None
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 42	Vice President since 2001 General Counsel since 2001 Assistant Secretary since 2001
Senior Vice President and General Counsel of WDR, W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management Agreement for Waddell & Reed InvestEd Portfolios, Inc.

At its meeting on August 13, 14 and 15, 2007, the Corporation's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Corporation as to each Portfolio. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement (the "Initial Response"). Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request. The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to each Portfolio's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to each Portfolio. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement with respect to each Portfolio.

Nature, Extent and Quality of Services Provided to the Portfolios

The Directors considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and also the overall fairness of the Management Agreement as to each Portfolio.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day Portfolio operations, including but not limited to Portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Portfolio Performance, Management Fee and Expense Ratio

The Directors considered each Portfolio's performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of each Portfolio and also considered each Portfolio's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group.

Additional Considerations with Respect to Each Portfolio Growth Portfolio

The Directors considered that Waddell & Reed InvestEd Growth Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one- and three-year periods and lower than the Lipper index for the five-year period.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Directors considered that WRIMCO had contractually agreed to eliminate the Portfolio's management fee and WRSCO's fees had been eliminated.

Balanced Portfolio

The Directors considered that Waddell & Reed InvestEd Balanced Portfolio's total return performance was higher than the Performance Universe median for the three- and five-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Directors considered that WRIMCO had contractually agreed to eliminate the Portfolio's management fee and WRSCO's fees had been eliminated.

Conservative Portfolio

The Directors considered that Waddell & Reed InvestEd Conservative Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three- and five-year periods. They also considered the information in WRIMCO's Initial Response explaining that a factor in the Portfolio's relative underperformance was the greater exposure to equity securities among the funds in its Performance Universe.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Directors considered that WRIMCO had contractually agreed to eliminate the Portfolio's management fee and WRSCO's fees had been eliminated.

Profitability

As noted above, the Directors also considered that WRIMCO had contractually agreed to eliminate each Portfolio's investment management fee. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to a Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Directors considered specific data as to WRIMCO's loss with respect to the Portfolio for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio, the Directors considered the best interests of the Portfolio and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio, without any one factor being dispositive:

  the performance of the Portfolio compared with the average performance of its Performance Universe and with relevant indices;
  the Portfolio's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Portfolio; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

The Disinterested Directors of the InvestEd Portfolios have appointed an independent fee consultant. Below is a summary of the written fee evaluation of such consultant for the most recent year.

Overview

Waddell & Reed, Inc. (W&R), Waddell & Reed Investment Management Company (WRIMCO) and Waddell & Reed Services Company (WRSCO) (collectively, Waddell) agreed on July 19, 2006 to the New York Attorney General Assurance of Discontinuance (AOD). Among other things, the AOD stipulates that WRIMCO may manage or advise a mutual fund for Waddell & Reed Advisors Funds (Advisors Funds), W&R Target Funds, Inc. (Target Funds), or Waddell & Reed InvestEd Portfolios, Inc. (InvestEd Portfolios) (collectively, Funds) only if the Disinterested Directors of the Fund's Board appoint a Senior Officer or an Independent Fee Consultant (IFC), who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation for use by the Funds' Boards of Directors in evaluating the reasonableness of the proposed management fees for the Funds.

On August 22, 2006, the Disinterested Directors retained me as IFC for the Funds. In this capacity, I have prepared the first annual written evaluation of the proposed management fees for the Funds.

Role of the IFC

The AOD charges the IFC with managing the process by which the proposed management fees (including, but not limited to, advisory fees) to be charged to the Funds are negotiated in a manner which is at an arm's length and reasonable and consistent with the AOD. In this role, the IFC does not replace the Directors in negotiating management fees with WRIMCO and the IFC does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees. As the AOD states, "Waddell may manage or advise a Fund after October 1, 2006 only if the reasonableness of the proposed management fees is determined by the Board of Directors of the Funds using an annual independent written evaluation prepared by or under the direction of a Senior Officer or the Independent Fee Consultant...".

In addition, the AOD requires that the IFC keep the Funds' Boards of Directors fully and promptly informed of the fee evaluation process and that Waddell cooperate fully with the IFC and provide any information requested by the IFC that relates to the IFC's fee evaluation.

Factors Involved in the IFC's Written Evaluation

The AOD stipulates that the IFC's written evaluation must address at least six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

4. Possible economies of scale as the Fund(s) grow larger

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

My comments are included in the following paragraphs, organized into three topics: the process, the materials, and the findings of my evaluation of the proposed management fees and the contract renewal process.

Process

The contract renewal process is defined to include the principal sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective Investment Management Agreements with WRIMCO. The 2007 contract renewal process from my perspective began with my retention and is anticipated to conclude at the Board meeting on August 14/15, 2007. As IFC, I participated throughout the contract renewal process.

The Board previously created the Special Compliance & Governance Committee (Compliance Committee) which is charged with responsibility for the preparatory work associated with the contract renewal process.

A calendar of due dates was prepared and agreed to by the Compliance Committee in order to ensure that the Disinterested Directors and Board receive all the necessary information for their contract renewal process in plenty of time to carefully deliberate and to ask for any follow-up information as needed.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, Kirkpatrick & Lockhart Preston Gates Ellis LLP (K&L Gates), to prepare a letter requesting the necessary information from WRIMCO needed for the contract renewal process. This information was promptly and cooperatively provided by WRIMCO. The Lipper Company (Lipper), a division of Reuters, was asked to provide independently compiled comparative information about the Funds.

Lipper selected the peer group funds and sought input from the investment professionals at WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds.

The Compliance Committee met on July 12, 2007, with me and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information which WRIMCO promptly and cooperatively provided prior to the August meetings.

As part of my responsibilities as IFC, I was requested to attend the Disinterested Directors' meetings of August 13-15, 2007, to present my evaluation of the proposed management fees for the Funds and to discuss with the Disinterested Directors my findings. On August 13, I met separately with the Disinterested Directors and K&L Gates to address these matters in preparation for the Board Meetings on August 14/15, 2007.

Materials

Materials refer to the informational materials which were prepared by all the parties involved in the contract renewal process in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. As IFC, I reviewed all the data produced and found it to be responsive to the data requested by the Disinterested Directors. I also reviewed certain other materials that I considered relevant.

I used these materials to analyze trends and comparative information about the six factors discussed above. My review follows. I would note that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which I reviewed, that may also be relevant to the contract renewal process.

(1) Nature and Quality of Service

Under the AOD, I am obliged to comment on the investment performance of the Funds. The data for these comparisons are drawn from the Lipper materials discussed above. Performance information is based on April 30, 2007 data.

My experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes such as portfolio evaluation). For this summary I have concentrated on 3-year performance in comparison to the "performance universe", rather than on the more limited "performance group" because fund investors are more typically concerned with the objective and style of management than the size of the fund.

Generally speaking, the Funds reflect strong and improving performance in the 3- and 5-year periods. 5-year performance has 47% of the Funds in the first two quintiles of their performance universe and 11% in the 5th quintile. The 3-year figures upgrade to 53% of the Funds in the first two quintiles and only 8% in the 5th quintile.

The short-term 1-year period depicts a decline in the performance of a number of Funds, with only 33% of Funds falling in the first two quintiles, and 19% in the 5th quintile. The performance gap is more evident when comparing the 82% of Funds that are in the first three quintiles of performance for the 3-year period versus only 44% for the 1-year period.

In their supplemental request, the Disinterested Directors asked WRIMCO for an explanation for the decline in the 1-year performance of these Funds compared to their 3- and 5-year performance. In response to this request, WRIMCO advised that in general, short-term performance had improved through June 30, 2007. Additional performance updates to July 19 were provided by WRIMCO in response to the supplemental request from K&L Gates and still more updates to July 31 were provided at the August 13, 2007 meeting of the Disinterested Directors.

WRSCO maintains internal statistics to track service quality, which showed a decline in the quality of customer service provided to the Funds' shareholders. The Disinterested Directors were informed about corrective actions to be taken in February 2007 and the quality has improved slightly through June 30, 2007.

(2) Management Fees and Total Expense Comparison for Comparable Mutual Funds

Information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. Overall, more Funds have improved their comparative ranking of actual management fees in 2007 than declined. However, the majority of Funds have management fees above the median of their peer groups. In general the cause of the higher total expenses than the peer group are caused by non-management fees which are discussed under the findings paragraphs below.

(3) Management Fees for Alternate Products

WRIMCO manages money for many different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals. Collectively, these services are advertised as "separate accounts." Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors, Target and InvestEd Funds.

In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by the mutual fund manager and the separate account manager. As IFC, I find these differences in fees reasonable.

(4) Costs to Waddell and its Affiliates of Supplying Services

An important component of the profit margin and economies of scale discussion which follows is to ensure that the cost allocation procedures which exist are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The bases of allocation have remained consistent over the past several years. As IFC, I know of no better way to perform these allocations and find WRIMCO's allocation methodologies reasonable.

(5) Profit Margins from Supplying Management Services

In general, under the Gartenberg ruling, independent directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In addition, Lipper has provided a benchmark against which to evaluate the before-marketing, before-tax profitability of WRIMCO. This analysis places WRIMCO collectively at the bottom of Lipper peers. As a result, I do not find the margins to be excessive.

(6) Possible Economies of Scale

Economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. Typically, fund managers share economies of scale by implementing break points, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish break points prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of break points in the Waddell Funds and compared the effective fee at a uniform asset level.

Findings

After reviewing the materials (discussed above) which WRIMCO and Lipper have produced, I have summarized my findings for the purpose of discussion at the August 14/15, 2007 Disinterested Directors and Board meetings. These include four specific areas: Fund performance, non-management expenses, economies of scale, and total expenses.

Fund Performance

While I found that the Funds have generally acceptable performance, certain Funds have either continuing or recent challenges. In my view, long-term performance issues should draw more attention as they reflect investment capabilities rather than short-term swings in the market. WRIMCO has addressed each of these Funds in its response to K&L Gates' initial letter. The Disinterested Directors may choose to monitor the Funds on the long-term performance list by a variety of possible approaches.

Because the list of Funds with 1-year performance declines includes Funds whose 3-year and 5-year performance periods reflect superior performance, the shift should be noted by the Disinterested Directors. WRIMCO has provided the Disinterested Directors with an explanation of reasons for 1-year performance decline from the 3-year and 5-year trends together with a performance update for consideration at their August 14/15, 2007 meetings.

Non-Management Expenses

Waddell's business model leads to higher non-management expenses across the Funds in general. This business model targets the small to mid-level investor population, an approach that has resulted in many relatively small shareholdings. In their supplemental request to WRIMCO, the Disinterested Directors requested additional information about the possibility of charging an annual account fee on small shareholdings. WRIMCO has provided this information for consideration by the Disinterested Directors at their August 14/15, 2007 meetings.

Economies of Scale

In order to allow the shareholders to share in the economies of scale realized by the Funds, there are break points to the management fees for all Funds other than money market funds. The current break points of the Funds appear adequate in providing economies of scale with the possible exception of the Advisors Core Investment Fund, which is the largest in the complex.

In their supplemental request to WRIMCO, the Disinterested Directors asked for an analysis of an additional break point at the $5 billion average asset level for this Fund. WRIMCO has provided this information and offered to institute an additional break point of 2.5 basis points at $5.0 billion in assets. The Board will consider this offer at the August 14/15, 2007 meetings.

Total Expenses

If a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver to reduce total expenses and/or improve performance.

In their supplemental request, the Disinterested Directors asked WRIMCO to analyze the potential impact of a voluntary waiver on two such Funds, the Advisor High Income Fund and the Target Small Cap Value Fund. WRIMCO provided this information in its supplemental response for consideration by the Boards at their August 14/15, 2007 meetings.

* * *

In conclusion, as IFC, I have monitored the process, reviewed the materials, and find that:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials used during the contract renewal process were prepared by WRIMCO or Lipper. As IFC, I have reviewed the material used in this report. I have monitored the process under which Lipper selected the peers and produced its report. The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

Respectfully submitted,

C. Meyrick Payne,
Independent Fee Consultant

August 13, 2007

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Family of Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Corporation and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

  Fax your request to 800.532.2749.
  Write to us at the address listed on the back cover.
  Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

Waddell & Reed InvestEd Portfolios, Inc.
Waddell & Reed InvestEd Growth Portfolio
Waddell & Reed InvestEd Balanced Portfolio
Waddell & Reed InvestEd Conservative Portfolio

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses associated with the InvestEd Plan carefully before investing. This and other information is found in the Waddell & Reed InvestEd Portfolios' prospectus, the InvestEd Plan Program overview and the InvestEd Plan Account Application, an additional copy of which can be obtained from your financial advisor. Please read these materials carefully before investing.

An investor should also consider, before investing, whether the investor's or designated beneficiary's home state offers any state tax or other benefits that are only available for investments in such state's 529 college savings plan.

NUR1909A (12-07)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$18,000
		2007	20,160

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$1,900
		2007	2,000

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$4,500
		2007	7,050

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$170
		2007	180

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$6,570 and $9,230 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $174,050 and $118,835 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed InvestEd Portfolios, Inc.
(Registrant)

By:     /s/Mara D. Herrington
         Mara D. Herrington, Vice President and Secretary

Date: March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/Henry J. Herrmann
         Henry J. Herrmann, Principal Executive Officer

Date: March 5, 2008

By:     /s/Joseph W. Kauten
         Joseph W. Kauten, Principal Financial Officer

Date: March 5, 2008